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                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ /     Confidential, for Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement
/X/     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Schroder Series Trust
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required
/ /     Fee computed on table below per Exchange Act Rule 14a-
        6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)  Amount Previously Paid:

                  (2)  Form, Schedule or Registration Statement No.:

                  (3)  Filing Party:

                  (4)  Date Filed:
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                              SCHRODER MUTUAL FUNDS


                              *** SECOND NOTICE ***



                                                     August 18, 2000


Dear Shareholder:

         We recently mailed you proxy material for the Schroder Large Capitalization Equity Fund Shareholder Meeting to be held September 8, 2000. Our most recent vote tabulation indicates your vote has not yet been received. In the event the original mailing did not reach you, or is no longer available to you, we are enclosing a voting instruction form, voting instructions and a postage-paid return envelope.

           REGARDLESS OF THE NUMBER OF SHARES YOU OWN IT IS IMPORTANT THEY BE REPRESENTED AT THE MEETING.

         A new ballot for each non-voted account is enclosed. In order to avoid the added expense of additional solicitations, we ask that you complete the ballot and return it in the enclosed envelope.

         Please consult the enclosed voting instruction form for a description of the different means by which you may vote your shares.

         For the reasons discussed in the proxy statement dated July 19, 2000, your Board of Trustees believes passage of the proposal is in the best interest of the shareholders and recommends a vote "FOR" the proposal.

         A timely response to this request will save the expense of additional solicitation. Thank you for consideration.


Sincerely,

Alan M. Mandel, CLERK